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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) May 15, 2003

                                   ACTV, INC.
             (Exact name of registrant as specified in its charter)


Delaware                      001-10377                        94-2907258
(State or other            (Commission File                  (IRS Employer
jurisdiction of                Number)                     Identification No.)
incorporation)


                        233 PARK AVENUE SOUTH, 10th FLOOR
                            NEW YORK, NEW YORK 10022
          (Address of principal executive offices, including zip code)

                                 (212) 497-7000
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)


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Item 5. Other Events

         On May 14, 2003, ACTV, Inc. ("ACTV") issued a press release announcing that it received notice of a NASDAQ Staff Determination dated May 9, 2003, indicating that ACTV's common stock will be delisted from The NASDAQ National Market on May 20, 2003, absent an appeal by ACTV. A copy of the press release is attached as Exhibit 99.1 to this report. ACTV intends to file a request for a hearing before a NASDAQ Listing Qualifications Panel to review the determination of the NASDAQ Staff.

Item 7. Financial Statements and Exhibits

        (a)      Not applicable
        (b)      Not applicable
        (c)      Exhibits

        99.1 Press Release dated May 14, 2003.
        99.2 Press Release dated May 15, 2003

Item 9. Regulation FD Disclosure

     On May 15, 2003, ACTV issued a press release describing its results of operations for the three months ended March 31, 2003. A copy of the press release is attached as Exhibit 99.2 to this report. The information under this caption is furnished by ACTV pursuant to Item 12, Results of Operations and Financial Condition, under Item 9 of Form 8-K in accordance with the Securities and Exchange Commission Release No. 34-47583. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                                   SIGNATURES

         Pursuant to the requirement of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ACTV, INC.



                                         By: /s/ Christopher C. Cline
                                             ----------------------------
                                             Christopher C. Cline
                                             Chief Financial Officer


Dated: May 16, 2003


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                                  EXHIBIT INDEX


         EXHIBIT NUMBER      DESCRIPTION

         99.1                Press Release dated May 14, 2003
         99.2                Press Release dated May 15, 2003